Non-Controlling Interest	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Non-Controlling Interest
NON-CONTROLLING INTEREST

Cheniere Holdings was formed by us in 2013 to hold our Cheniere Partners limited partner interests. As of December 31, 2017 and 2016, we owned 82.7% and 82.6%, respectively, of Cheniere Holdings as well as the director voting share, with the remaining non-controlling interest held by the public. In December 2016, we increased our ownership percentage of Cheniere Holdings by acquiring additional publicly-owned shares of Cheniere Holdings in exchange with unregistered shares of our common stock.

Our ownership of Cheniere Partners interests is further discussed in Note 9—Variable Interest Entity.